                                                              EXHIBIT 24
                              POWER OF ATTORNEY

     The undersigned Officers and Directors of Ionics, Incorporated hereby severally constitute Arthur L. Goldstein, Stephen Korn and each of them to sign for and in their names in the capacities indicated below, the Registration Statement on Form S-3 dated October 26, 1995, herewith filed with the Securities and Exchange Commission, and any and all amendments thereto, for the purpose of registering shares of Common Stock, par value
$1.00 per share, of Ionics, Incorporated, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to said Registration
Statement and any and all amendments to said Registration Statement.

     Witness our hands and common seal on the dates set forth below.
  Signatures                       Title                           Date
/s/Arthur L. Goldstein             Chairman, President,            10/25/95
Arthur L. Goldstein                Chief Executive Officer
                                   (Principal Executive Officer)
                                    and Director

/s/William L. Brown                Director                        10/25/95
William L. Brown

/s/Arnaud de Vitry d'Avaucourt     Director                        10/25/95
Arnaud de Vitry d'Avaucourt

/s/Lawrence E. Fouraker            Director                        10/25/95
Lawrence E. Fouraker

/s/Samuel A. Goldblith             Director                        10/25/95
Samuel A. Goldblith

/s/K. Kachadurian                  Director                        10/25/95
K. Kachadurian

/s/William E. Katz                 Director                        10/25/95
William E. Katz

/s/Robert B. Luick                 Director                        10/25/95
Robert B. Luick

/s/John J. Shields                 Director                        10/25/95
John J. Shields

/s/Carl S. Sloane                  Director                        10/25/95
Carl S. Sloane

/s/Mark S. Wrighton                Director                        10/25/95
Mark S. Wrighton

/s/Allen S. Wyett                  Director                        10/25/95
Allen S. Wyett
/19
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